GOLDMAN SACHS TRUST II

Class P Shares of the

Goldman Sachs Active Equity Multi-Manager Funds

Multi-Manager International Equity Fund

Multi-Manager U.S. Dynamic Equity Fund

Multi-Manager U.S. Small Cap Equity Fund

(the “Funds”)

Supplement dated March 19, 2020 to the

Prospectus and Statement of Additional Information (the “SAI”),

each dated February 28, 2020

Effective May 29, 2020, Kent Clark will be retiring from Goldman Sachs and will no longer serve as a portfolio manager for the Funds. Betsy Gorton will continue to serve as portfolio manager for the Funds. Yvonne Woo will continue to serve as portfolio manager for the Multi-Manager U.S. Dynamic Equity Fund and Multi-Manager U.S. Small Cap Equity Fund.

Accordingly, effective May 29, 2020, all references to Mr. Clark in the Prospectus and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectus and SAI for future reference.

MMGRFDSTBDSTK 03-20